UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2012

ALTERA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-16617	77-0016691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Innovation Drive, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (408) 544-7000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At the Annual Meeting of Stockholders (the “Annual Meeting”) of Altera Corporation (the “Company”), held on May 8, 2012, the stockholders of the Company approved a proposal to amend the Company's Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and Amended and Restated Bylaws (the “Bylaws”) to allow action by written consent of stockholders. The Company's Board of Directors (the “Board”) had previously approved the amendments to the Certificate of Incorporation and the Bylaws and recommended that they be submitted to the Company's stockholders for approval. The amendment to the Certificate of Incorporation became effective on May 9, 2012, upon effectiveness of the filing of an Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware. The amendment to the Bylaws became effective on May 8, 2012, the date of the Annual Meeting.
The foregoing descriptions of the amendments to the Certificate of Incorporation and the Bylaws are qualified in their entirety by reference to the full text of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.
As described above, the Company held its Annual Meeting on May 8, 2012 at 1:30 p.m. All of the Company's nominees for director were re-elected and all proposals were approved by the Company's stockholders with the requisite vote. The following matters were acted upon at the meeting:

1	Election of Directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified.
					BROKER
					"NON-
	NOMINEES	FOR	AGAINST	ABSTAIN	VOTES"
	John P. Daane	260,916,794	7,145,309	186,397	18,559,711
	T. Michael Nevens	267,937,400	153,135	157,965	18,559,711
	Elisha W. Finney	267,685,810	404,578	158,112	18,559,711
	Kevin McGarity	261,497,282	6,595,164	156,054	18,559,711
	Krish A. Prabhu	261,474,483	6,617,511	156,506	18,559,711
	John Shoemaker	261,500,288	6,592,222	155,990	18,559,711
	Thomas H. Waechter	265,722,930	2,365,647	159,923	18,559,711
	Susan Wang	266,762,568	1,332,901	153,031	18,559,711

					BROKER
					"NON-
		FOR	AGAINST	ABSTAIN	VOTES"
2	Approval of an amendment to the 2005 Equity Incentive Plan to increase by 7,000,000 the number of shares of common stock reserved for issuance under the plan.	244,526,749	23,042,396	679,355	18,559,711

3	Approval of an amendment to the 2005 Equity Incentive Plan regarding non-employee director equity awards.	249,618,268	18,419,729	210,503	18,559,711

4	Approval of an amendment to the 1987 Employee Stock Purchase Plan to increase by 1,000,000 the number of shares of common stock reserved for issuance under the plan.	264,110,839	3,965,265	172,396	18,559,711

5	Approval of an amendment to our Amended and Restated Certificate of Incorporation and Bylaws to allow action by written consent of stockholders.	244,584,138	23,465,660	198,702	18,559,711

6	Approval, on an advisory basis, of named executive officer compensation.	176,820,052	90,039,685	1,388,763	18,559,711

7	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012.	281,073,561	5,397,091	337,559	—

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of Altera Corporation
3.2	Amended and Restated Bylaws of Altera Corporation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERA CORPORATION

/s/ Katherine E. Schuelke
Katherine E. Schuelke Senior Vice President, General Counsel, and Secretary
Dated: May 10, 2012

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of Altera Corporation
3.2	Amended and Restated Bylaws of Altera Corporation